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                                                                      Exhibit 23



                   Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the inclusion of our report dated December 2, 1999, into Meridian Diagnostics, Inc.'s Form 8-K dated September 15, 2000.



                                                  REYNOLDS, BONE & GRIESBECK PLC


Memphis, Tennessee
September 29, 2000